Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,060,373.63
Previously Paid Amount	1,191.11
Total Fee Amount	3,573.34
Total Offset Amount	0.00
Net Fee	$ 2,382.23